UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2019

CLEARWATER PAPER CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34146 (Commission File Number)	20-3594554 (IRS Employer Identification No.)

601 West Riverside Ave., Suite 1100 Spokane, WA (Address of principal executive offices)		99201 (Zip Code)

Registrant’s telephone number, including area code: (509) 344-5900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchanged on which registered
Common Stock, par value $0.0001 per share	CLW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

This amended Current Report on Form 8-K/A amends Item 5.02 of the Current Report on Form 8-K, filed by Clearwater Paper Corporation (the “Company”) with the Securities and Exchange Commission on December 12, 2019, relating to the appointment of Rebecca A. Barckley as the Company’s principal accounting officer.

On January 6, 2020, Ms. Barckley joined the Company as Vice President, Corporate Controller and began serving as the Company’s principal accounting officer replacing Robert G. Hrivnak, Senior Vice President, Finance and Chief Financial Officer in that role.

Ms. Barckley, 56, joined the Company from Louisiana Pacific Corporation (“LP”) where she spent 20 years in progressively increasing leadership roles in finance and accounting.  From 1998 to 2000, she served as the LP’s Senior Financial Manager and from 2000 to 2010 as the Controller, Financial Reporting.  Since 2010, she served as LP’s Corporate Controller Financial Reporting, Principal Accounting Officer.

Ms. Barckley will be paid a base salary and participate in the Company’s annual incentive and stock incentive plans commensurate with other officers of the Company with similar levels of responsibility. She will also be entitled to participate in the Company’s benefit programs generally available to officers of the Company, as well as the Company’s Executive Severance and Change of Control Plans.

There are no arrangements or understandings between Ms. Barckley and any other person pursuant to which she was selected as an officer. She does not have any family relationship with any director or executive officer of the Company and does not have any direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2020

CLEARWATER PAPER CORPORATION

By:	/s/ Michael S. Gadd
Michael S. Gadd, Corporate Secretary